Inventories (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2009	Dec. 31, 2010
Inventories
Percentage of total inventories on LIFO	77.00%	83.00%	76.00%
Excess of FIFO Over LIFO	$ 378,986	$ 250,454	$ 277,164
(Decrease) increase in net income due to LIFO	(62,636)	43,650	(16,394)
(Decrease) increase in net income per common share due to LIFO	$ (0.59)	$ 0.38	$ (0.15)
Impact on Net income of such liquidations	$ 1,067	$ 8,634